Exhibit 99.1

Pfenex Announces Management Change

SAN DIEGO, November 13, 2019 — Pfenex Inc. (NYSE American: PFNX), today announced that Susan Knudson has resigned for personal reasons from her role as Senior Vice President, Chief Financial Officer effective November 13, 2019, but will continue to support the company by providing transition services until February 1, 2020. The company is conducting a search for a successor.

“We appreciate Susan’s contributions to Pfenex and her work with the finance team during the past years in which we transformed Pfenex, ultimately leading to our FDA approval for PF708, a potential therapeutic equivalent to Forteo®,” said Eef Schimmelpennink, Chief Executive Officer of Pfenex. “Susan’s efforts have been key to our success, and we wish her all the best going forward.”

Ms. Knudson said, “My time at Pfenex has been rewarding. I have been particularly honored to have helped build the company alongside Pfenex’s many dedicated employees. I am confident that the Pfenex team’s focus and capability will continue to drive success and build value for our stockholders, and I wish them great success.”

About Pfenex Inc.

Pfenex is a development and licensing biotechnology company focused on leveraging its Pfēnex Expression Technology® to develop and improve protein therapies for unmet patient needs. Using the patented Pfēnex Expression Technology platform, Pfenex has created an advanced pipeline of potential therapeutic equivalents, and vaccines. Pfenex’s lead product candidate is PF708, a therapeutic equivalent candidate to Forteo® (teriparatide injection). PF708 has been approved in the U.S. for the treatment of osteoporosis in certain patients at high risk of fracture, and marketing authorization applications are pending in other jurisdictions. In addition, Pfenex is developing hematology/oncology products in collaboration with Jazz Pharmaceuticals, including PF743, a recombinant crisantaspase, and PF745, a recombinant crisantaspase with half-life extension technology. Pfenex also uses its Pfēnex Expression Technology platform to produce CRM197, a diphtheria toxoid carrier protein used in prophylactic and therapeutic vaccines.

Pfenex investors and others should note that Pfenex announces material information to the public about Pfenex through a variety of means, including its website (http://www.pfenex.com/), its investor relations website (http://pfenex.investorroom.com/), press releases, SEC filings, public conference calls, corporate Twitter account (https://twitter.com/pfenex), Facebook page (https://www.facebook.com/Pfenex-Inc-105908276167776/timeline/), and LinkedIn page (https://www.linkedin.com/company/pfenex-inc) in order to achieve broad, non-exclusionary distribution of information to the public and to comply with its disclosure obligations under Regulation FD. Pfenex encourages its investors and others to monitor and review the information Pfenex makes public in these locations as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Cautionary Note Regarding Forward-Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Pfenex’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern Pfenex’s future expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, statements regarding Pfenex’s belief that Susan Knudson will continue to provide transition services through February 2020. Pfenex’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Information on risks, uncertainties, and other information affecting Pfenex’s business and operating results is contained in Pfenex’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and in its other filings with the Securities and Exchange Commission. The forward-looking statements in this press release are based on information available to Pfenex as of the date hereof, and Pfenex disclaims any obligation to update any forward-looking statements, except as required by law.